Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This  THIRD  AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of July 15, 2019, by USANA HEALTH SCIENCES, INC., a Utah corporation (together with its successors, “Borrower”), and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Bank”).

RECITALS

A.            Borrower and Bank are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which and subject to the terms and conditions therein contained, Bank agreed to make revolving loans to Borrower and agreed to issue standby letters of credit for the account of Borrower.

B.            Borrower has requested an amendment to the Credit Agreement to establish a procedure for Borrower to request an increase in the Commitment Amount by an aggregate amount (for all such requests) not exceeding $125,000,000, which Bank has agreed to, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained, and for other good and valuable consideration receipt of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

1.             Definitions; Interpretation. All capitalized terms used in this Amendment and not otherwise defined herein have the meanings specified in the Credit Agreement. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.

2.    Amendments to Credit Agreement. The Credit Agreement is amended as follows:

(a)         Amendment to Definitions. In Section 1.01, amendments are made to the definitions, as follows:

(i)                  Beneficial Ownership Certification. The definition of “Beneficial Ownership Certification” is added to read as follows:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

(ii)               Beneficial Ownership Regulation. The definition of “Beneficial Ownership Regulation” is added to read as follows:

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

(iii)              Commitment Amount. The definition of “Commitment Amount” is amended and restated to read as follows:

“Commitment Amount” means $75,000,000, as it may be increased in accordance with Section 2.13

(iv)              Interest Period. The definition of “Interest Period” is amended and restated to read as follows:

“Interest Period” means, as to each Eurodollar Fixed Rate Loan, the period commencing on the date such Eurodollar Fixed Rate Loan is disbursed or converted to or continued as a Eurodollar Fixed Rate Loan and ending on the date one (1) week thereafter or one (1), two (2), three (3) or six (6) months thereafter, as selected by Borrower in its Loan Notice; provided that:

(a)              any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)             any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)      no Interest Period shall extend beyond the Maturity Date.

(b)    Addition of Section 2.13. Section 2.13 is added to read as follows:

2.13    Increase in Commitment Amount

(a)                 Request for Increase. Provided there exists no Default, upon notice to Bank, Borrower may from time to time, request an increase in the Commitment Amount by an amount (for all such requests) not exceeding $125,000,000 (a “Commitment Amount Increase”); provided that (i) any such request for an Commitment Amount Increase shall be in a minimum amount of $25,000,000, and (ii) Borrower may make a maximum of three (3) such requests.

(b)                Bank Election. Promptly following receipt of a request from Borrower under Section 2.13(a), Bank shall notify Borrower whether or not it agrees to increase the Commitment Amount and, if so, whether by an amount equal to or less than the amount requested by Borrower. If Bank does not provide such notice within 10 days of receipt of a request from Borrower, Bank shall be deemed to have declined to increase the Commitment Amount. It is expressly understood and agreed that Bank may elect or decline, in its sole discretion, to provide such Commitment Amount Increase.

(c)                   Effective Date and Allocations. If the Commitment Amount is increased in accordance with this Section 2.13, Bank and Borrower shall determine the effective date (the “Increase Effective Date”).

(d)                Conditions to Effectiveness of Increase. As a condition precedent to such increase, Borrower shall deliver to Bank a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct, on and as of the Increase Effective Date, and except that for purposes of this Section 2.13, the representations and warranties contained in clauses (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) both before and after giving effect to the Commitment Amount Increase, no Default exists. Borrower shall deliver or cause to be delivered any other customary documents (including, without limitation, legal opinions) as reasonably requested by Bank in connection with any Commitment Amount Increase.

(c)       Addition of Section 2.14. Section 2.14 is added to read as follows:

2.14             Commitment Amount Reduction. If the Commitment Amount is increased in accordance with Section 2.13, the Commitment Amount shall be automatically reduced to $100,000,000, as of September 30, 2020.

(d)         Addition of Section 5.18. Section 5.18 is added to read as follows:

5.18       Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification most recently provided to Bank, if applicable, is true and correct in all respects.

(e)     Addition of Section 6.16. Section 6.16 is added to read as follows:

6.16       KYC Information. Promptly following any request therefor, provide information and documentation reasonably requested by Bank for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

(f)            Amendment to Schedules. Schedule 5.13 is hereby amended and restated as set forth in Schedule 5.13 attached hereto.

3.                   Effective Date. This Amendment shall become effective as of July 15, 2019. Each of the following conditions shall be satisfied in connection with this Amendment:

(a)             Delivery of Amendment. Borrower and Bank shall have executed and delivered counterparts of this Amendment to each other;

(b)             Confirmation of Guarantors. Each Guarantor shall have executed and delivered to Bank a Consent of Guarantors in the form of Annex 1 hereto;

(c)             Authorization. Bank shall have received the following, each in form and substance and dated as of a date satisfactory to Bank and its legal counsel:

(i)            such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Bank may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party; and

(ii)            such evidence as Bank may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Loan Party’s Organization Documents, certificates of good standing and/or qualification to engage in business;

(d)   Consents, Etc. Bank shall have received such evidence as Bank may reasonably require to verify that each Loan Party has obtained all consents, approvals, permits or other authorizations from all relevant Governmental Authorities, required to be obtained in connection with the execution, delivery or performance by, or enforcement against, each Loan Party of this Amendment and the other Loan Documents;

(e)   Reimbursement for Expenses. Borrower shall have reimbursed Bank for all expenses actually incurred by Bank in connection with the preparation of this Amendment, and shall have paid all other amounts due and owing under the Loan Documents;

(f)   Representations True; No Default. The representations of Borrower as set forth in Article V of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment; and

(g) Other Documents. Bank shall have received such other documents, instruments, and undertakings as Bank may reasonably request.

4.   Representations and Warranties. Borrower hereby represents and warrants to Bank that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made by the Borrower hereunder shall prove to have been incorrect in any material respect when made.

5.   No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

6.   Reservation of Rights. Borrower acknowledges and agrees that the execution and delivery by Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

7.   Miscellaneous.

(a)   Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON.

(b)   Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement and the other Loan Documents to which Borrower is a party constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(c)   Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)   Oral Agreements. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be duly executed as of the date first above written.

USANA HEALTH SCIENCES, INC.

By:	/s/ G. Douglas Hekking
Name:	G. Douglas Hekking
Title:	Chief Financial Officer

BANK OF AMERICA, N.A.

By:	/s/ Joda L. Gibson
Name:	Joda L. Gibson
Title:	Senior Vice President

[signature page to Third Amendment to Amended and Restated Credit Agreement]

ANNEX 1
CONSENT OF GUARANTORS

This CONSENT OF GUARANTORS (this “Consent”) is entered into as of July 15, 2019, by USANA ACQUISITION CORP., a Utah corporation (“USANA Acquisition”), USANA SENSÉ COMPANY, INC., a Utah corporation (“USANA Sensé”), USANA HEALTH SCIENCES NEW ZEALAND, INC., a Delaware corporation (“USANA New Zealand”), USANA CANADA HOLDING, INC., a Delaware corporation (“USANA Canada”), FMG PRODUCTIONS, INC., a Utah corporation (“FMG”), INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Holdings”), USANA HEALTH SCIENCES CHINA, INC., a Delaware corporation (“China”), PET LANE, INC., a Delaware corporation (“Pet Lane”), UHS ESSENTIAL HEALTH PHILIPPINES, INC., a Utah corporation (“UHS” and together with USANA Acquisition, USANA Sensé, USANA New Zealand, USANA Canada, FMG, Holdings, China, Pet Lane and their respective successors, collectively, the “Guarantors” and individually, a “Guarantor”), for the benefit of BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Bank”).

RECITALS

A.            USANA Health Sciences, Inc., a Utah corporation (together with its successors, “Borrower”), and Bank are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2011, as amended (as the same may be amended, modified or extended from time to time the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

B.            In connection with and as a condition to the obligation of Bank to make its initial Credit Extension under the Credit Agreement, each Guarantor entered into that certain Amended and Restated Continuing Guaranty dated as of April 27, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which each Guarantor guaranteed, among other things, the payment and performance of the debts, liabilities, obligations, covenants and duties of, Borrower to Bank arising under the Credit Agreement and the other Loan Documents.

C.            Borrower and Bank intend to enter into that certain Third Amendment to Credit Agreement dated as of July 15, 2019 (the “Amendment”), pursuant to which the parties will amend the Credit Agreement to establish a procedure for Borrower to request an increase in the Commitment Amount by an amount (for all such requests) not exceeding $125,000,000.

D.            It is a condition precedent to the effectiveness of the Amendment that each Guarantor enter into this Consent.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, each Guarantor agrees as follows:

AGREEMENT

1.   Consent. Each Guarantor hereby acknowledges that it has received a copy of the Amendment and hereby consents to its contents, including all prior and current amendments to the Credit Agreement (notwithstanding that such consent is not required).

2.   Ratification and Confirmation. Each Guarantor hereby ratifies and confirms each of its debts, liabilities, obligations, covenants and duties to Bank arising under the Guaranty and the other Loan Documents to which such Guarantor is a party. Each Guarantor hereby confirms that its guarantee of the payment and performance of the Guaranteed Obligations (as defined in the Guaranty) remains in full force and effect, and that the Guaranteed Obligations (as defined in the Guaranty) shall include the debts, liabilities, obligations, covenants and duties of, Borrower to Bank arising under the Credit Agreement and the other Loan Documents as amended by the Amendment and the documents, instruments and agreements contemplated thereby.

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3.   Representations and Warranties. Each Guarantor hereby represents and warrants to Bank that each of the representations and warranties set forth in Section 14 of the Guaranty Agreement is true and correct as if made on and as of the date of this Consent.

4.   Governing Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON.

5.   Counterparts. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

6.   Severability. If any provision of this Consent is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Consent shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.   Oral Agreements. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, each Guarantor has caused this Consent to be duly executed as of the date first above written.

USANA ACQUISTION CORP.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

USANA SENSÉ COMPANY, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

USANA HEALTH SCIENCES NEW ZEALAND, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

USANA CANADA HOLDING, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

FMG PRODUCTIONS, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

[signature page to Consent of Guarantors]

INTERNATIONAL HOLDINGS, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

USANA HEALTH SCIENCES CHINA, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

PET LANE, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

UHS ESSENTIAL HEALTH PHILIPPINES, INC.

By:	/s/ Jim H. Brown
Name:	Jim H. Brown
Title:	President

[signature page to Consent of Guarantors]

SCHEDULE 5.13

SUBSIDIARIES
AND OTHER EQUITY INVESTMENTS

Part (a).                          Subsidiaries.

Name of Owner	Name of Subsidiary	Jurisdiction of Formation	Percentage

USANA Health Sciences, Inc.	USANA Canada Holding, Inc.	Delaware	100%
USANA Health Sciences, Inc.	USANA Health Sciences New Zealand, Inc.	Delaware	100%
USANA Health Sciences, Inc.	USANA Australia Pty Ltd	New South Wales	100%
USANA Asia Holding Pte. Ltd	USANA Hong Kong Limited	Hong Kong	99.9%
USANA Asia Holding Pte. Ltd	USANA Health Sciences Singapore Pte. Ltd.	Singapore	100%
USANA Health Sciences, Inc.	USANA Health Sciences Korea Ltd.	Korea	100%
USANA Health Sciences, Inc.	USANA México, S.A. de C.V.	Mexico	99.8%
USANA Health Sciences, Inc.	FMG Productions, Inc.	Utah	100%
USANA Health Sciences, Inc.	USANA Health Sciences Japan, LLC.	Japan	100%
USANA Health Sciences, Inc.	International Holdings, Inc.	Delaware	100%
USANA Health Sciences, Inc.	USANA Acquisition Corp.	Utah	100%
USANA Health Sciences, Inc.	UHS Essential Health Philippines, Inc.	Utah	100%
USANA Health Sciences, Inc.	USANA Health Sciences China, Inc.	Delaware	100%
USANA Health Sciences, Inc.	UHS Essential Health (Malaysia) SDN BHD	Malaysia	100%
USANA Health Sciences, Inc.	Pet Lane, Inc.	Delaware	100%
USANA Health Sciences, Inc.	USANA Health Sciences Colombia S.A.S	Colombia	100%
USANA Health Sciences, Inc.	USANA Health Sciences (France) S.A.S.	France	100%
USANA Health Sciences, Inc.	USANA Health Sciences (Thailand) Ltd.	Thailand	99%
USANA Health Sciences, Inc.	PT USANA Health Sciences Indonesia	Indonesia	95%
USANA Health Sciences, Inc.	USANA Asia Holding Pte. Ltd	Singapore	100%

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Name of Owner	Name of Subsidiary	Jurisdiction of Formation	Percentage

USANA Canada Holding, Inc.	USANA Canada Company	Nova Scotia	100%
USANA Health Sciences New Zealand, Inc.	USANA Health Sciences (NZ) Corporation	New Zealand	100%
International Holdings, Inc.	Mercadotecnia Nutricional S de R.L. de C.V.	Mexico	99.9%
International Holdings, Inc.	USANA Health Sciences India Private Limited	India	100%
USANA Acquisition Corp.	USANA Sensé Company, Inc.	Utah	100%
Pet Lane, Inc.	BabyCare Holdings Ltd	Cayman/Utah	100%
Pet Lane, Inc.	BabyCare Ltd	China	100%
BabyCare Ltd	Tianjin BabyCare Biological Science and Technology Ltd	China	100%
USANA Health Sciences China, Inc.	Tianjin Health Resources Sales Co., Ltd.	China	100%
USANA Health Sciences, Inc.	USANA Argentina Holdings Inc.	Utah	100%
USANA Health Sciences, Inc.	USANA Health Sciences Chile SPA	Chile	100%
USANA Health Sciences, Inc.	USANA Health Sciences Peru SRL	Peru	100%

Part (b).                          Other Equity Investments.

Name of Owner	Name of Invevstment	Jurisdiction of Formation	Percentage

USANA Health Sciences, Inc.	USANA Health Sciences Taiwan, Inc. (Branch, not a Subsidiary)	Taiwan	100%
USANA Health Sciences, Inc.	UHS Essential Health Philippines Branch	Philippines	100%

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